File No. 33-60813

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 4

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

      THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 120
   MARQUIS VALUE EQUITY & TREASURY SECURITIES TRUST, SERIES 1
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.      CHAPMAN AND CUTLER
          Attn:  James A. Bowen     Attn:  Eric F. Fess
          1001 Warrenville Road     111 West Monroe Street
          Lisle, Illinois  60532    Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  November 30, 1999
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 120
          MARQUIS VALUE EQUITY & TREASURY SECURITIES TRUST, SERIES 1
                                 39,390 UNITS


PROSPECTUS
Part One
Dated November 24, 1999

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

The Marquis Value Equity & Treasury Securities Trust (the "Trust") is a unit investment trust consisting of a portfolio of "zero coupon" U.S. Treasury bonds (Treasury Obligations) and shares of the One Group Mid Cap Value Fund (One Group). One Group is an open-end diversified management investment company, commonly known as a mutual fund. At October 18, 1999, each Unit represented a 1/39,390 undivided interest in the principal and net income of the Trust (see "The Trust" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price per Unit is equal to the aggregate value of the Securities in the Portfolio of the Trust, plus or minus cash, if any, in the Income and Capital accounts of the Trust, divided by the number of Units outstanding, plus a sales charge of 4.5% of the Public Offering Price (4.712% of the amount invested, excluding income and principal cash). At October 18, 1999, the Public Offering Price per Unit was $13.3798 (see "Public Offering" in Part Two).

      Please retain both parts of this Prospectus for future reference.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________

                             NIKE SECURITIES L.P.
                                   Sponsor

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 120
          MARQUIS VALUE EQUITY & TREASURY SECURITIES TRUST, SERIES 1
           SUMMARY OF ESSENTIAL INFORMATION AS OF OCTOBER 18, 1999
                       Sponsor:  Nike Securities L.P.
                    Evaluator:  First Trust Advisors, L.P.
                      Trustee:  The Chase Manhattan Bank



GENERAL INFORMATION

Aggregate Maturity Value of Treasury Obligations in the Trust         $396,000
Aggregate Number of Shares of One Group in the Trust                    21,539
Number of Units                                                         39,390
Fractional Undivided Interest in the Trust per Unit                   1/39,390
Public Offering Price per Unit:
  Aggregate Value of Securities in the Portfolio                      $524,247
  Aggregate Value of Securities per Unit                              $13.3091
  Income and principal cash (overdraft) in the Portfolio             $(21,918)
  Income and principal cash (overdraft) per Unit                      $(.5564)
  Sales Charge 4.712% (4.5% of Public Offering Price)                   $.6271
  Public Offering Price per Unit                                      $13.3798
Redemption Price and Sponsor's Repurchase Price per Unit
  ($.6271 less than the Public Offering Price per Unit)               $12.7527

Date Trust Established                                         August 14, 1995
Mandatory Termination Date                                   February 15, 2007
Evaluator's Annual Fee: $.0020 per $10 principal amount of Treasury Obligations outstanding. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Annual amortization of deferred organization costs:            $4,423 annually
Supervisory fee payable to an affiliate             Maximum of $.0015 per Unit
  of the Sponsor                                          outstanding annually
Bookkeeping and administrative expenses payable     Maximum of $.0010 per Unit
  to the Sponsor                                          outstanding annually

Trustee's Annual Fee:  $.0096 per Unit outstanding.
Record Date: As soon as practicable after One Group's ex-dividend date. Distribution Date: As soon as practicable after One Group's distribution date.

                     THIS PAGE INTENTIONALLY LEFT BLANK.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust Special Situations
Trust, Series 120, Marquis Value Equity
& Treasury Securities Trust, Series 1

We have audited the accompanying statement of assets and liabilities, including the portfolio, of The First Trust Special Situations Trust, Series 120, Marquis Value Equity & Treasury Securities Trust, Series 1 as of July 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The First Trust Special Situations Trust, Series 120, Marquis Value Equity & Treasury Securities Trust, Series 1 at July 31, 1999, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.



                                                             ERNST & YOUNG LLP
Chicago, Illinois
November 5, 1999

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 120
          MARQUIS VALUE EQUITY & TREASURY SECURITIES TRUST, SERIES 1

                     STATEMENT OF ASSETS AND LIABILITIES

                                July 31, 1999


                                    ASSETS

Securities, at market value (cost, including
  accretion on the treasury obligations,
  $532,403)(Note 1)                                                 $577,636
Unamortized deferred organization costs                                4,581
Dividends receivable                                                      73
                                                                    ________
                                                                     582,290

                          LIABILITIES AND NET ASSETS

Accrued liabilities                                                    2,545
Cash overdraft                                                        28,934
                                                                    ________
                                                                      31,479
                                                                    ________

Net assets, applicable to 39,846 outstanding
    units of fractional undivided interest:
  Cost of Trust assets, including accretion
    on the treasury obligations  (Note 1)              $532,403
  Net unrealized appreciation (Note 2)                   45,233
  Distributable funds (deficit)                        (26,825)
                                                       ________
                                                                    $550,811
                                                                    ========

Net asset value per unit                                            $13.8235
                                                                    ========


               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 120
          MARQUIS VALUE EQUITY & TREASURY SECURITIES TRUST, SERIES 1

                                      PORTFOLIO

                                    July 31, 1999


    Maturity                                                           Market
     value          Name of Issuer and Title of Security               value

                    Zero Coupon U.S. Treasury bonds
   $415,000 (1)       maturing February 15, 2007                      $262,521
   ========

     Shares

      21,539(2)     One Group Mid Cap Value Fund                       315,115
      ======                                                          ________

                    Total investments                                 $577,636
                                                                      ========

(1) The treasury obligations have been purchased at a discount from their par value because there is no stated interest income thereon. Over the life of the treasury obligations the value increases, so that upon maturity the holders will receive 100% of the principal amount thereof.

(2) In July 1998, shareholders of Marquis Funds Value Equity Fund (Marquis), one of the Trust's original holdings, approved an Agreement and Plan of Reorganization under which Marquis would transfer all of its assets to the One Group Disciplined Value Equity Fund (One Group). Accordingly, in August 1998 the Trust received shares of One Group in exchange for the shares of Marquis which it held. In March 1999 the name of the fund was changed to One Group Mid Cap Value Fund.


               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 120
          MARQUIS VALUE EQUITY & TREASURY SECURITIES TRUST, SERIES 1

                           STATEMENTS OF OPERATIONS


                                                  Year ended July 31,

                                              1999        1998        1997

Interest income                              $31,474      57,758     144,641

Dividends:
  Ordinary income                             47,540      63,049      33,887
  Capital gain                               131,234     112,846      61,171
                                            ________________________________
Total investment income                      210,248     233,653     239,699

Expenses:
  Trustee's fees and related expenses        (1,573)     (3,166)     (3,229)
  Evaluator's fees                             (220)       (345)       (370)
  Supervisory fees                             (166)       (222)       (297)
  Administrative fees                          (110)       (147)       (198)
  Amortization of deferred
    organization costs                       (4,423)     (4,423)     (4,423)
                                            ________________________________
Total expenses                               (6,492)     (8,303)     (8,517)
                                            ________________________________
    Investment income - net                  203,756     225,350     231,182

Net gain (loss) on investments:
  Net realized gain (loss)                    94,843     178,922    (88,763)
  Change in unrealized appreciation
    or depreciation                        (237,840)   (153,941)     517,300
                                            ________________________________
                                           (142,997)      24,981     428,537
                                            ________________________________
Net increase (decrease) in net
  assets resulting from operations           $60,759     250,331     659,719
                                            ================================


               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 120
          MARQUIS VALUE EQUITY & TREASURY SECURITIES TRUST, SERIES 1

                     STATEMENTS OF CHANGES IN NET ASSETS


                                                  Year ended July 31,

                                              1999        1998        1997

Net increase (decrease) in net assets
    resulting from operations:
  Investment income - net                   $203,756     225,350     231,182
  Net realized gain (loss) on
    investments                               94,843     178,922    (88,763)
  Change in unrealized appreciation
    or depreciation on investments         (237,840)   (153,941)     517,300
                                          __________________________________
                                              60,579     250,331     659,719

Unit redemptions (77,079, 48,109 and
  41,966 units in 1999, 1998 and 1997,
  respectively)                          (1,034,580)   (711,220)   (486,188)

Distributions to unit holders:
  Investment income - net                   (47,414)    (44,649)    (24,806)
  Principal from investment transactions   (131,233)   (112,461)    (60,895)
                                          __________________________________
                                           (178,647)   (157,110)    (85,701)
                                          __________________________________
Total increase (decrease) in net assets  (1,152,468)   (617,999)      87,830

Net assets:
  At the beginning of the year             1,703,279   2,321,278   2,233,448
                                          __________________________________
  At the end of the year (including
    distributable funds (deficit)
    applicable to Trust units of
    $(26,825), $(49,586) and ($243,375)
    at July 31, 1999, 1998 and 1997,
    respectively)                           $550,811   1,703,279   2,321,278
                                          ==================================

Trust units outstanding at the end of
  the year                                    39,846     116,925     165,034


               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 120
          MARQUIS VALUE EQUITY & TREASURY SECURITIES TRUST, SERIES 1

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

The treasury obligations are stated at values as determined by First Trust Advisors L.P., an affiliate of the Sponsor. The values are based on (1) current bid prices for the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) current bid prices for comparable securities, (3) appraisal or (4) any combination of the above.

Shares of One Group Mid Cap Value Fund (One Group) are stated at One Group's published net asset value as reported by the Evaluator. Net asset value is determined by dividing the value of One Group's securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of shares outstanding, adjusted to the nearest whole cent.

Investment income -

Dividends from the One Group shares are recorded on One Group's ex-dividend date. Interest income consists of amortization of original issue discount and market discount or premium on the treasury obligations. Such amortization is included in the cost of the treasury obligations rather than in distributable funds because it is not currently available for distribution to unit holders.

Security cost -

Cost of the Trust's treasury obligations is based on the offering price of the treasury obligations on the dates the treasury obligations were deposited in the Trust, plus amortization of original issue discount and amortization of market discount or premium. Cost of the One Group shares is based on the net asset value of such shares on the dates the shares were deposited in the Trust. The cost of securities sold is determined on the average cost method. Sales of securities are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

The Trust pays a fee for Trustee services to The Chase Manhattan Bank which is based on $.0096 per annum per unit outstanding based on the largest aggregate number of units outstanding during the calendar year. The Evaluator receives an annual fee based on $0.002 per $10.00 principal amount of treasury obligations outstanding. Additionally, the Trust pays recurring financial reporting costs, an annual supervisory fee payable to an affiliate of the Sponsor and an annual administrative fee payable to the Sponsor.

Organization Costs -

The Trust has paid a portion of the costs incurred to organize the Trust, including costs of preparing the registration statement, the Trust indenture and other closing documents, registering units with the Securities and Exchange Commission and states, the initial audit of the Trust's portfolio and the initial fees and expenses of the Trustee. Such costs totaling $22,115 have been deferred and will be amortized over five years from the Initial Date of Deposit.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized appreciation at July 31, 1999 follows:

                                        Treasury    One Group
                                      obligations     shares        Total

          Unrealized appreciation        $2,628       42,605        45,233
          Unrealized depreciation             -            -             -
                                         _________________________________

                                         $2,628       42,605        45,233
                                         =================================

3.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the treasury obligations and the net asset value of the One Group shares on the date of an investor's purchase, plus a sales charge of 4.5% of the public offering price which is equivalent to approximately 4.712% of the net amount invested.

Distributions to unit holders -

Distributions to unit holders are made as soon as practicable after One Group's distribution date.

Selected data per unit of the Trust outstanding throughout each year -

                                                        Year ended July 31,

                                                     1999       1998     1997

Investment income - interest and dividends          $2.6962    1.5795   1.3181
Expenses                                             (.0833)   (.0561)  (.0468)
                                                   ____________________________
    Investment income - net                          2.6129    1.5234   1.2713

Distributions to unit holders:
  Investment income - net                            (.4106)   (.2779)  (.1292)
  Principal from investment transactions            (1.1534)   (.6999)  (.3172)

Net gain (loss) on investments                      (1.7927)   (.0438)  2.4510
                                                   ____________________________
    Total increase (decrease) in net assets          (.7438)    .5018   3.2759

Net assets:
  Beginning of the year                             14.5673   14.0655  10.7896
                                                   ____________________________

  End of the year                                  $13.8235   14.5673  14.0655
                                                   ============================

Investment income - interest and dividends, expenses and investment income - net per unit have been calculated based on the weighted average number of units outstanding during each year (77,980, 147,926 and 181,855 units during the years ended July 31, 1999, 1998 and 1997, respectively). Distributions to unit holders of investment income - net per unit reflects the Trust's cash distributions of approximately $.3891 per unit to 116,925 units on August 26, 1998, approximately $.0215 per unit to 89,005 units on December 11, 1998, approximately $.2779 per unit to 160,693 units on December 31, 1997 and approximately $.1292 per unit to 192,008 units on January 21, 1997. Distributions to unit holders of principal from investment transactions reflects the Trust's cash distributions of approximately $1.0234 per unit to 116,925 units on August 26, 1998, approximately $.1300 per unit to 89,005 units on December 11, 1998, approximately $.6999 per unit to 160,693 units on December 31, 1997 and approximately $.3172 per unit to 192,008 units on January 21, 1997.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 120
          MARQUIS VALUE EQUITY & TREASURY SECURITIES TRUST, SERIES 1

                                   PART ONE
                       Must be Accompanied by Part Two

                             ___________________
                             P R O S P E C T U S
                             ___________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza, 6th Floor
                                    New York, New York  10004-2413

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young, LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.


            MARQUIS VALUE EQUITY & TREASURY SECURITIES TRUST

The First Trust (registered trademark) Special Situations Trust

PROSPECTUS
Part Two                              NOTE: THIS PART TWO PROSPECTUS MAY
Dated November 30, 1999                       ONLY BE USED WITH PART ONE

The Trust. The First Trust(registered trademark) Special Situations Trust (the "Trust") is a unit investment trust consisting of a portfolio of zero coupon U.S. Treasury bonds and shares of the One Group Mid Cap Value Fund (formerly known as Marquis Funds Value Equity Fund and The One Group Disciplined Value Fund) (the "Fund"). The Fund is an open-end, diversified management investment company, commonly known as a mutual fund.

The objective of the Trust is to protect Unit holders' capital by investing a portion of the Trust's portfolio in zero coupon U.S. Treasury bonds ("Treasury Obligations") and to provide for potential long-term capital appreciation by investing a portion of the Trust's portfolio in shares of the One Group Mid Cap Value Fund. Collectively the Treasury Obligations and the Fund shares are referred to herein as the "Securities." The Fund's investment seeks capital appreciation with a secondary goal of achieving current income by investing primarily in equity securities. the One Group Mid Cap Value Fund The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Trust, whose net asset value will fluctuate and, prior to maturity, may be worth more or less than a purchaser's acquisition cost. This Trust is intended to achieve its objective over the life of the Trust and as such is best suited for those investors capable of holding Units to maturity. There is, of course, no guarantee that the objective of the Trust will be achieved. See "Portfolio" in Part One.

Units of the Trust are not deposits or obligations of, or guaranteed by, any bank, and Units are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk including loss of principal of the amount invested.

The Trust has a mandatory termination date ("Mandatory Termination Date" or "Trust Ending Date") as set forth under "Summary of Essential
Information" in Part One.

Each Unit of the Trust represents an undivided fractional interest in all the Securities deposited in the Trust. The Trust has been organized so that purchasers of Units should receive, at the termination of the Trust, an amount per Unit at least equal to $11.00 (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Trust never paid a dividend and the value of the underlying Fund shares were to decrease to zero, which the Sponsor considers highly unlikely. This feature of the Trust provides Unit holders who purchase Units at a price of $11.00 or less per Unit with total principal protection, including any sales charges paid, although they might forgo any earnings on the amount invested. To the extent that Units are purchased at a price less than $11.00 per Unit, this feature may also provide a potential for capital appreciation. As a result of the volatile nature of the market for zero coupon U.S. Treasury bonds, Units sold or redeemed prior to maturity will fluctuate in price and the underlying Treasury Obligations may be valued at a price greater or less than their value as of the Initial Date of Deposit. Unit holders disposing

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Treasury Obligations deposited in the Trust will mature on the Treasury Obligations Maturity Date set forth in Part One. The Fund shares deposited in the Trust's portfolio have no fixed maturity date and the net asset value of the shares will fluctuate. See "Portfolio" in Part One. The Trust will automatically terminate shortly after the maturity of the Treasury Obligations deposited therein.

Public Offering Price. The Public Offering Price per Unit will be based upon a pro rata share of the bid prices of the Treasury Obligations and the net asset value of the Fund shares in the Trust plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust plus a maximum sales charge of 4.5% (equivalent to 4.712% of the net amount invested). The minimum purchase is $1,000. The sales charge is reduced on a graduated scale for sales involving at least $100,000. See "How is the Public Offering Price Determined?"

Income and Capital Distributions. Distributions of net income, if any, other than amortized discount, will be made at least annually. Distributions of realized capital gains, if any, received by the Trust, will be made whenever the Fund makes such a distribution. Any distribution of income and/or capital will be net of the expenses of the Trust. INCOME WITH RESPECT TO THE ACCRUAL OF ORIGINAL ISSUE DISCOUNT ON THE TREASURY OBLIGATIONS WILL NOT BE DISTRIBUTED CURRENTLY, ALTHOUGH UNIT HOLDERS WILL BE SUBJECT TO FEDERAL INCOME TAX AT ORDINARY INCOME RATES AS IF A DISTRIBUTION HAD OCCURRED. See "What is the Federal Tax Status of Unit Holders?" Additionally, upon termination of the Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unit holder his or her pro rata share of the Trust's assets, less expenses, in the manner set forth under "Rights of Unit Holders-How are Income and Capital Distributed?"

Reinvestment. Each Unit holder will, unless he or she elects to receive cash payments, have distributions of principal (including, if elected by Unit holders, the proceeds received upon the maturity of the Treasury Obligations in the Trust at termination), capital gains, if any, and income earned by the Trust, automatically invested in shares of the Fund (if Fund shares are registered in the Unit holder's state of residence) in the name of the Unit holder. Such distributions (including, if elected by Unit holders, the proceeds received upon the maturity of the Treasury Obligations in the Trust at termination) will be reinvested without a sales charge to the Unit Holder on each applicable distribution date. See "Rights of Unit Holders-How Can Distributions to Unit Holders be Reinvested?"

Secondary Market for Units. The Sponsor may maintain a market for Units of the Trust and offer to resell such Units at prices which are based on the aggregate bid side evaluation of the Treasury Obligations and the aggregate net asset value of the Fund shares in the Trust plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust plus a maximum sales charge as set forth in "Summary of Essential Information" in Part One. As of the date of this Prospectus, the Sponsor is maintaining a secondary market. If a secondary market is not maintained in the future, a Unit holder may redeem Units through redemption at prices based upon the aggregate bid price of the Treasury Obligations plus the aggregate net asset value of the Fund shares in the Trust plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust. All expenses incurred in maintaining a secondary market, other than the fees of the Evaluator, the supervisory and audit expenses and the costs of the Trustee in transferring and recording the ownership of Units, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. IF A UNIT HOLDER WISHES TO DISPOSE OF HIS OR HER UNITS, HE OR SHE SHOULD INQUIRE OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. See "Rights of Unit Holders-How May Units be Redeemed?"

Risk Factors. An investment in the Trust should be made with an understanding of the risks associated therewith, including, among other factors, the possible deterioration of either the Securities which make up the Trust or the general condition of the stock market, volatile interest rates, economic recession, currency exchange fluctuations, foreign withholding, and differences between domestic and foreign legal, auditing, brokerage and economic standards. The Trust is not actively managed and Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. See "What is the One Group Mid Cap Value Fund?"

         MARQUIS VALUE EQUITY & TREASURY SECURITIES TRUST SERIES

       The First Trust (registered trademark) Special Situations Trust

What is Marquis Value Equity & Treasury Securities Trust?

The Marquis Value Equity & Treasury Securities Trust is one of a series of investment companies created by the Sponsor under the name of Marquis Value Equity & Treasury Securities Trust, all of which are generally similar but each of which is separate and is designated by a different series number (the "Trust"). This Series was created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with Nike Securities L.P., as Sponsor, The Chase Manhattan Bank, as Trustee and First Trust Advisors L.P., as Portfolio Supervisor and Evaluator.

The objective of the Trust is to protect Unit holders' capital by investing a portion of the Trust's portfolio in zero coupon U.S. Treasury bonds ("Treasury Obligations") and to provide for potential long-term capital appreciation by investing a portion of the Trust's portfolio in shares of the One Group Mid Cap Value Fund (formerly known as Marquis Funds Value Equity Fund and The One Group Disciplined Value
Fund) (the "Fund"). Banc One Corporation (One First National Plaza, Chicago, Illinois 60670), through its affiliates, may be deemed for purposes of the Investment Company Act of 1940, to control the Fund. This is because as of July 30, 1998, Banc One Corporation or its affiliates possessed the power to vote substantially all of the Class I shares of the Fund. The Fund is a mutual fund with the investment objective of capital appreciation with a secondary goal of achieving current income by investing primarily in equity securities. The Fund invests mainly in equity securities of companies with below-market average price-to-earnings and price-to-book value ratios and with market capitalizations of $500 million to $10 billion. In choosing investments, the Fund considers the issuer's soundness and earnings prospects. If Banc One Investment Advisors determine that a company's fundamentals are declining or that the company's ability to pay dividends has been impaired, it likely may consider eliminating the Fund's holding of the company's stock. The Fund invests in equity securities which may increase or decrease in value. Therefore, the value of your investment in the fund may increase or decrease in value. See "What is the One Group Mid Cap Value Fund?" The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Trust, whose net asset value will fluctuate and, prior to maturity, may be more or less than a Unit holder's acquisition cost. Collectively, the Treasury Obligations and Fund shares in the Trust are referred to herein as the "Securities." There is, of course, no guarantee that the objective of the Trust will be achieved.

The Trust has been organized so that purchasers of Units should receive, at the termination of the Trust, an amount per Unit at least equal to $11.00 per Unit (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Fund shares never paid a dividend and the value of the Fund shares in the Trust were to decrease to zero, which the Sponsor considers highly unlikely. The receipt of only $11.00 per Unit upon the termination of the Trust (an event which the Sponsor believes is unlikely) represents a substantial loss on a present value basis. Furthermore, the $11.00 per Unit in no respect protects investors against diminution in the purchasing power of their investment due to inflation (although expectations concerning inflation are a component in determining prevailing interest rates, which in turn determine present values). To the extent that Units of the Trust are redeemed, the aggregate value of the Securities in the Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of the Trust will increase. See "Rights of Unit Holders-How May Units be Redeemed?" The Trust has a Mandatory Termination Date as set forth herein under "Summary of Essential Information" in Part One.

What are the Expenses and Charges?

With the exception of bookkeeping and other administrative services provided to the Trust, for which the Sponsor will be reimbursed in amounts as set forth under "Summary of Essential Information" in Part One, the Sponsor will not receive any fees in connection with its activities relating to the Trust.

First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Information" in Part One for providing portfolio supervisory services for the Trust. Such fee is based on the number of Units outstanding in the Trust on January 1 of each year. The fee may exceed the aggregate costs of providing such supervisory services for the Trust, but at no time will the total amount received for portfolio supervisory services rendered to unit investment trusts of which Nike Securities L.P. is the Sponsor in any calendar year exceed the aggregate cost of First Trust Advisors L.P. of supplying such services in such year.

First Trust Advisors L.P., in its capacity as Evaluator for the Trust, will receive an annual fee as indicated in the "Summary of Essential Information" in Part One. No fee is paid to the Evaluator with respect to the Fund shares in the Trust. Such fee is based on the largest aggregate number of Units of the Trust outstanding during the calendar year.

The Trustee pays certain expenses of the Trust for which it is reimbursed by the Trust. The Trustee will receive for its ordinary recurring services to the Trust an annual fee set forth in the "Summary of Essential Information." Such fee is based upon the largest aggregate number of Units of the Trust outstanding during the calendar year, except during the initial offering period, in which case the fee is calculated based on the largest number of Units outstanding during the period for which compensation is paid. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders." Because the above fees are generally calculated based on the largest aggregate number of Units of the Trust outstanding during a calendar year, the per Unit amounts set forth under "Summary of Essential Information" will be higher during any year in which redemptions of Units occur. Rule 12b-1 fees, if any, imposed on shares of the Fund held in the Trust, are rebated to the Trust, deposited in the Income Account and are used to pay expenses of the Trust.

The Trustee's and the above described fees are payable from the Income Account of the Trust to the extent funds are available and then from the Capital Account of the Trust. Since the Trustee has the use of the funds being held in the Capital and Income Accounts for payment of expenses and redemptions and since such Accounts are non-interest bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds.

Each of the above mentioned fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor. In addition, with respect to the fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisor services and evaluation services, such individual fees may exceed the actual costs of providing such services for the Trust, but at no time will the total amount received for such services rendered to all unit investment trusts of which Nike Securities L.P. is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliate of supplying such services in such year.

The following additional charges are or may be incurred by the Trust: all legal and annual auditing expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture; the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as depositor of the Trust; all taxes and other government charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in the Trust in order to make funds available to pay all these amounts if funds are not otherwise available in the Income and Capital Accounts of the Trust except that the Trustee shall not sell Treasury Obligations to pay Trust expenses. Since the Fund shares consist primarily of common stock and the income stream produced by dividends is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. As discussed above, if dividends are insufficient to cover expenses, it is likely that Fund shares will have to be sold to meet

Trust expenses. These sales may result in capital gains or losses to Unit holders. See "What is the Federal Tax Status of Unit Holders?"

The Indenture requires the Trust to be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. So long as the Sponsor is making a secondary market for the Units, the Sponsor is required to bear the cost of such annual audits to the extent such cost exceeds $0.005 per Unit. Unit holders of the Trust covered by an audit may obtain a copy of the audited financial statements upon request.

What is the Federal Tax Status of Unit Holders?

The following is a general discussion of certain of the Federal income tax consequences of the purchase, ownership and disposition of the Units. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Unit holders should consult their tax advisors in determining the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in the Trust. For purposes of the following discussions and opinions, it is assumed that shares in the Fund represent shares in an entity treated as a regulated investment company for Federal income tax purposes.

In the opinion of Chapman and Cutler, counsel for the Sponsor, under existing law:

1. The Trust is not an association taxable as a corporation for Federal income tax purposes; each Unit holder will be treated as the owner of a pro rata portion of each of the assets of the Trust under the Code; the income of the Trust will be treated as income of the Unit holders thereof under the Code; and each Unit holder will be considered to have received his or her pro rata share of income derived from each Trust asset when such income is considered to be received by the Trust.

2. Each Unit holder will have a taxable event when the Trust disposes of a Security (whether by sale, exchange, liquidation, redemption, payment at maturity or otherwise) or upon the sale or redemption of Units by such Unit holder (except to the extent an in-kind distribution of stocks is received by such Unit holder as described below). The price a Unit holder pays for his or her Units is allocated among his or her pro rata portion of each Security held by the Trust (in proportion to the fair market values thereof on the valuation date closest to the date the Unit holder purchases his or her Units) in order to determine his or her initial tax basis (before adjustment for accrual of original issue discount) for his or her pro rata portion of each Security held by the Trust. Unit holders should consult their own tax advisors with regard to calculation of basis. The Treasury Obligations held by the Trust are treated as stripped bonds and are treated as bonds issued at an original issue discount as of the date a Unit holder purchases his or her Units. Because the Treasury Obligations represent interests in "stripped" U.S. Treasury bonds, a Unit holder's initial cost for his or her pro rata portion of each Treasury Obligation held by the Trust (determined at the time he or she acquires his or her Units in the manner described above) shall be treated as its "purchase price" by the Unit holder. Original issue discount is effectively treated as interest for Federal income tax purposes and the amount of original issue discount in this case is generally the difference between the bond's purchase price and its stated redemption price at maturity. A Unit holder will be required to include in gross income for each taxable year the sum of his or her daily portions of original issue discount attributable to the Treasury Obligations held by the Trust as such original issue discount accrues and will in general be subject to Federal income tax with respect to the total amount of such original issue discount that accrues for such year (even though the income is not distributed to the Unit holders during such year) to the extent it is not less than a "de minimis" amount as determined under Treasury Regulations relating to stripped bonds. To the extent the amount of such discount is less than the respective "de minimis" amount, such discount is generally treated as zero. In general, original issue discount accrues daily under a constant interest rate method which takes into account the semi-annual compounding of accrued interest. In the case of the Treasury Obligations, this method will generally result in an increasing amount of income to the Unit holders each year. Unit holders should consult their tax advisors regarding the

Federal income tax consequences and accretion of original issue discount. For Federal income tax purposes, a Unit holder's pro rata portion of dividends (other than designated capital gain dividends as discussed below) paid with respect to a Fund share held by the Trust are taxable as ordinary income to the extent of such Fund's current and accumulated "earnings and profits." A Unit holder's pro rata portion of dividends paid on such Fund share which exceed such current and accumulated earnings and profits will first reduce a Unit holder's tax basis in such Fund share, and to the extent that such dividends exceed a Unit holder's tax basis in such Fund share shall generally be treated as capital gain. In general, the holding period for such capital gain will be determined by the period of time a Unit holder has held his or her Units for more than one year.

3. A Unit holder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital gain except in the case of a dealer or a financial institution. A Unit holder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital loss (except in the case of a dealer or a financial institution). Unit holders should consult their tax advisors regarding the recognition of such capital gains and losses for Federal income tax purposes.

Dividends Received Deduction. Distributions on the Fund shares which are taxable as ordinary income to the Unit holders will constitute dividends for Federal income tax purposes. To the extent dividends received by the Fund are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to the pro rata portion of such dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. However, to the extent dividends received by the Fund are from United States corporations (other than real estate investment trusts) and are designated by the Fund as being eligible for the dividends received deduction, distributions received by corporate Unit holders with respect to Fund shares attributable to such dividends may qualify for the 70% dividends received deduction, subject to limitations otherwise applicable to the availability of the deduction. It should be noted that various legislative proposals that would affect the dividends received deduction have been introduced. Unit holders should consult with their tax advisors with respect to the limitation on a possible modification of the dividends received deduction.

Recognition of Taxable Gain or Loss Upon Disposition of Securities by the Trust or Disposition of Units. Because Unit holders are deemed to directly own a pro rata portion of the Fund shares as discussed above, Unit holders are advised to read the discussion of tax consequences for the Fund set forth under "Who is the Management of The One Group Equity Index Fund?-Tax Status of the Fund." Distributions declared by the Fund on the Fund shares in October, November or December that are held by the Trust and paid during the following January will be treated as having been received by Unit holders on December 31 in the year such distributions were declared. Distributions of the Fund's net capital gain which the Fund properly designates as capital gain dividends will be taxable to the Unit holders as long-term capital gains regardless of how long a person has been a Unit holder. If a Unit holder holds his or her Units for six months or less or if the Trust holds shares of the Fund for six months or less, any loss incurred by a Unit holder related to the disposition of the Fund shares will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received (or deemed to have been received) with respect to such shares. The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. The legislation is generally effective retroactively for amounts properly taken into account on or after January 1, 1998. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Note, however, that the 1998 Tax Act (and the Taxpayer Relief Act of 1997 (the "1997 Act")) provides that the application of the rules described above in the case of pass-through entities such as the Fund will be prescribed in future Treasury Regulations. The Internal Revenue Service has released preliminary guidance which provides that, in general, pass-through entities such as the Fund may designate their capital gains dividends as either a 20% rate gain distribution, an unrecaptured section 1250 gain distribution, or a 28% rate gain distribution, depending upon the nature of the gain received by the pass-through entity. Unit holders should consult their own tax advisors as to the tax rate applicable to capital gain dividends.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisors regarding the potential effect of this provision on their investment in Units.

If the Unit holder disposes of a Unit, he or she is deemed thereby to have disposed of his or her entire pro rata interest in all assets of the Trust, including his or her pro rata portion of all the Equity Securities represented by the Unit.

The 1997 Act includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisors with regard to any such constructive sales rules.

Limitations on Deductibility of the Trust's Expenses by Unit Holders. Each Unit holder's pro rata share of each expense paid by the Trust is deductible by the Unit holder to the same extent as though the expense had been paid directly by him. It should be noted that as result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unit holders may be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions subject to this limitation. Unit holders should consult with their tax advisors regarding the limitations on the deductibility of Trust expenses.

If more than 50% of the value of the total assets of the Fund consists of stock or securities in foreign corporations, the Fund may elect to pass through to its shareholders the foreign income and similar taxes paid by the Fund in order to enable such shareholders to take a credit (or deduction) for foreign income taxes paid by the Fund. If such an election is made, Unit holders of the Trust, because they are deemed to own a pro rata portion of the Fund shares held by the Trust, as described above, must include in their gross income, for Federal income tax purposes, both their portion of dividends received by the Trust from the Fund, and also their portion of the amount which the Fund deems to be the Trust's portion of foreign income taxes paid with respect to, or withheld from, dividends, interest or other income of the Fund from its foreign investments. Unit holders may then subtract from their Federal income tax the amount of the foreign tax credit with respect to such taxes withheld, or else treat such foreign taxes as deductions from gross income; however, as in the case of investors receiving income directly from foreign sources, the above described tax credit or deduction is subject to certain limitations. Unit holders should consult their tax advisors regarding this election and its consequences to them.

Special Tax Consequences of In-Kind Distributions Upon Termination of the Trust. As discussed in "Rights of Unit Holders-How are Income and Capital Distributed?," under certain circumstances a Unit Holder will receive an In-Kind Distribution upon the termination of the Trust. The Unit Holder requesting an In-Kind Distribution will be liable for expenses related thereto (the "Distribution Expenses") and the amount of such In-Kind Distribution will be reduced by the amount of the Distribution Expenses. See "Rights of Unit Holder-How are Income and Capital Distributed?" Treasury Obligations held by the Trust will not be distributed to a Unit holder as part of an In-Kind Distribution. The tax consequences relating to the sale of Treasury Obligations are discussed above. As previously discussed, prior to the termination of the Trust, a Unit holder is considered as owning a pro rata portion of each of the Trust assets for Federal income tax purposes. The receipt of an In-Kind Distribution upon the termination of the Trust will result in the Unit holder receiving an undivided interest in whole shares of the Fund plus, possibly, cash.

The potential tax consequences that may occur under an In-Kind Distribution with respect to each Fund Share will depend on whether or not a Unit holder receives cash in addition to Fund Shares. A Unit holder will not recognize gain or loss with respect to Fund Shares if a Unit holder only receives shares of the Fund in exchange for his or her pro rata portion in each share of the Fund held by the Trust. However, if a Unit holder also receives cash in exchange for a fractional share of the Fund, such Unit holder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unit holder and his or her tax basis in such fractional share of the Fund. Because a Unit holder will receive cash in exchange for his or her pro rata portion in each Treasury Obligation held by the Trust, such Unit holder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unit holder and his or her tax basis in such Treasury Obligation, regardless of whether the Unit holder reinvests the cash relating to the Treasury Obligations into additional Fund Shares.

Because the Trust will own many Securities, a Unit holder who requests In Kind Distribution will have to analyze the tax consequences with respect to each Security owned by the Trust. The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unit holder with respect to each Security owned by the Trust. Unit holders who request an In Kind Distribution are advised to consult their tax advisors in this regard.

General. Each Unit holder will be requested to provide its taxpayer identification number to the Trustee and to certify that the Unit holder has not been notified that payments to the Unit holder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unit holder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by the Trust will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons (accrual of original issue discount on the Treasury Obligations may not be subject to Federal taxation or withholding provided certain requirements are met). Such persons should consult their tax advisors.

Unit holders will be notified annually of the amounts of original issue discount, dividend income and long-term capital gains distributions includable in the Unit holder's gross income and the amount of Trust expenses which may be claimed as itemized deductions.

Distributions of income, long-term capital gains and accrual of original issue discount may also be subject to state and local taxes. Foreign investors may be subject to different Federal income tax consequences than those described above. Investors should consult their tax advisors for specific information on the tax consequences of particular types of distributions.

Unit holders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established. See "Why are Investments in the Trust Suitable for Retirement Plans?"

In the opinion of Carter, Ledyard & Milburn, Special Counsel to the Trust for New York tax matters, under the existing income tax laws of the State of New York, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders thereof.

The foregoing discussion relates only to the tax treatment of United States Unit holders ("U.S. Unit holders") with regard to Federal and certain aspects of New York State and City income taxes. Unit holders may be subject to taxation in New York or in other jurisdictions and should consult their own tax advisors in this regard. As used herein, the term "U.S. Unit holder" means an owner of a Unit in the Trust that
(a) is (i) for United States Federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States Federal income taxation regardless of its source or (b) does not qualify as a U.S. Unit holder in paragraph (a) but whose income from a Unit is effectively connected with such Unit holder's conduct of a United States trade or business. The term also includes certain former citizens of the United States whose income and gain on the Units will be taxable.

Why are Investments in the Trust Suitable for Retirement Plans?

Units of the Trust may be well suited for purchase by Individual Retirement Accounts, pension funds and other tax-deferred retirement plans. Generally, the Federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. Fees and charges with respect to such plans may vary.

                                PORTFOLIO

What are Treasury Obligations?

The Treasury Obligations deposited in the Trust consist of U.S. Treasury bonds which have been stripped of their unmatured interest coupons. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government, and are backed by the full faith and credit of the U.S. Government. Treasury Obligations are purchased at a deep discount because the buyer obtains only the right to a fixed payment at a fixed date in the future and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the Treasury Obligations) is that a fixed yield is earned not only on the original investment but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the Treasury Obligations are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments. The effect of being able to acquire the Treasury Obligations at a lower price is to permit more of the Trust's portfolio to be invested in shares of the Fund.

What is the One Group Mid Cap Value Fund?

The portfolio of the Trust also contains shares of the One Group Mid Cap Value Fund.

The One Group Mid Cap Value Fund (the "Fund") seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities. See "Risk Factors and Description of Permitted Investments" below.

The Fund offers four classes of shares ("Class A," "Class B," "Class C" and "Class I") which may be purchased at a price equal to their respective net asset value per share, plus a sales charge. The Trust has purchased Class A shares for deposit in the Trust at net asset value without a sales charge and any reference to Fund shares in this prospectus shall refer to Class A shares.

This Prospectus sets forth, concisely, information about the Fund that a prospective investor should know before investing. A Statement of Additional Information about the Fund (the "Additional Statement") has been filed with the Securities and Exchange Commission ("SEC") and is available without charge by calling 1-800-480-4111. The Additional Statement (which is incorporated in its entirety by reference in the Fund's Prospectus) contains more detailed information about the Fund and its management, including more complete information as to certain risk factors.

The Fund invests mainly in equity securities of companies with below-market average price-to-earnings and price-to-book value ratios and with market capitalizations of $500 million to $10 billion. In choosing investments, the Fund considers the issuer's soundness and earnings prospects. If Banc One Investment Advisors thinks that a company's fundamentals are declining or that a company's ability to pay dividends has been impaired, it may eliminate the Fund's holding of the company's stock.

Main Risks. The main risks of investing in the Mid Cap Value Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Mid Cap Value Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Mid Cap Value Fund.

Market Risk. The Fund invests in equity securities (such as stocks) which are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or mid cap value stock prices in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Small Companies. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of small companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market, and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC insured. An investment in the Fund is not a deposit of Banc One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Derivatives. The Fund may invest in securities that are considered to be derivatives. Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity, and management risks. The Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

Small Capitalization Companies. Investments in smaller, younger companies may be riskier and more volatile than investments in larger, more established companies. These companies may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations, and other factors effecting the profitability of other companies. Because economic events may have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in their stock price. This may cause frequent and unexpected increases or decreases in the value of your investment.

Foreign Securities. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also many affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Europe. Europe includes countries with highly developed markets as well as countries with emerging markets. Many developed countries in Western Europe are members of the European Union and the EMU which requires compliance with stringent fiscal and monetary controls. The markets of Eastern European countries continue to remain relatively undeveloped and are sensitive to political and economic developments.

Asia. Asia includes countries in all stages of economic development from the highly developed market economy of Japan to the emerging market economy of the People's Republic of China. Generally, Asian economics face over-extension of credit, currency devaluation, rising unemployment, decreased exports, and economic recessions. Currency devaluation in any one country may have a negative affect on the entire region. Recently, the markets in each Asian country suffered significant downturns and volatility. Although the Asian market appears to be recovering, continued volatility may persist.

Latin America. Latin America countries are considered to be emerging market economies that are marked by high interest rates, inflation, and unemployment. Currency devaluation in any one country may have an adverse affect on the entire region. Recently, the markets in many Latin American countries have experienced significant downturns as well as significant volatility. Although the Latin American market appears to be recovering, continued volatility may persist. A small number of companies and industries, including the telecommunications sector, represent a large portion of the market in many Latin America countries.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)(1)                                                             Class A
                                                                                                         ________
Maximum Sales Charge (Load) Imposed on Purchases                                                         5.25%
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load)                                                                     None(2)
(as a percentage of original purchase price of redemption proceeds, as applicable)
Redemption Fee                                                                                           None
Exchange Fee                                                                                             None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)(3)                                                         Class A
                                                                                                         _______
Investment Advisory Fees                                                                                  .74%
Distribution [and/or Service] (12b-1) Fees                                                               0.35%
Other Expenses                                                                                            .22%
Total Annual Fund Operating Expenses                                                                     1.31%
Fee Waiver and/or Expense Reimbursement(4)                                                               (.10%)
Net Expenses                                                                                             1.21%

______________

(1)If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.

(2)Except for purchases of $1 million or more. Please see "Sales Charges."

(3)Expense information has been restated to reflect current fees.

(4)Banc One Investment Advisors Corporation and The One Group Services Company have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.21% for Class A shares for the period beginning November 1, 1999 and ending on October 31, 2000.

                                 Example

The example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                        Class A
                        _______
1 Year(1)               $  642
3 Years                 $  909
5 Years                 $1,196
10 Years                $2,013

(1)Without contractual fee waivers, 1 Year expenses for Class A Shares would be $651.

The Rule 12b-1 fees, if any, imposed on shares held in the Trust will be rebated to the Trust and will be used to reduce expenses of the Trust resulting in increased distributions to Unit holders. Unit holders who acquire shares of the Fund through reinvestment of dividends or other distributions or through reinvestment at the Trust's termination will begin to incur Rule 12b-1 fees, if any, at such time as shares are acquired.

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                   Class A

                                                                 Year ended June 30,
                                                 1999            1998            1997            1996            1995
                                                 ______          ______          ______          ______          ______
Net Asset Value, Beginning of Period             $16.93          $15.68          $14.72          $13.22          $11.91
Investment Activities:
   Net investment income (loss)                    0.09            0.10            0.19            0.25            0.24
   Net realized and unrealized
   gains (losses) from investments                 0.26            3.99            2.57            2.28            1.59
Total from Investment Activities                   0.35            4.09            2.76            2.53            1.83
Distributions:
   Net investment income                          (0.09)          (0.10)          (0.19)          (0.25)          (0.24)
   Net realized gains                             (2.26)          (2.74)          (1.61)          (0.78)          (0.26)
   In excess of net realized gains                  -               -               -               -             (0.02)
Total Distributions                               (2.35)          (2.84)          (1.80)          (1.03)          (0.52)
Net Asset Value, End of Period                   $14.93          $16.93          $15.68          $14.72          $13.22
Total Return (Excludes Sales Charge)               3.70%          27.90%          20.21%          19.80%          15.43%
Ratios/Supplementary Data:
   Net Assets at end of period (000)             $122,392        $29,443         $23,909         $20,838         $13,560
   Ratio of expenses to average net assets         1.21%           1.21%           1.23%           1.24%           1.26%
   Ratio of net investment income
   to average net assets                           0.28%           0.60%           1.26%           1.79%           1.99%
   Ratio of expenses to average net assets*        1.31%           1.31%           1.31%           1.35%           1.36%
   Ratio of net investment income
   to average net assets*                          0.18%           0.50%           1.18%           1.68%           1.89%
   Portfolio turnover(a)                         115.65%         106.41%          92.66%          90.55%         176.66%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

Investment Policies

The Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Fund. The full text of the fundamental policies can be found in the Statement of Additional Information.

The Fund may not:

1. Purchase an issuer's securities if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving these securities. This restriction applies with respect to 75% of the Fund's total assets.

2. Concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
(ii) enter into repurchase agreements; and (iii) engage in securities lending.

Additional investment policies can be found in the Statement of Additional Information.

Temporary Defensive Positions

To respond to unusual market conditions, the Fund may invest its assets in cash and cash equivalents (see below) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Fund from meeting investment objectives.

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. Government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes and bank money market deposit accounts.

Portfolio Turnover

Portfolio turnover may vary greatly from year to year, as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs to the Fund and may result in additional tax consequences to you. The portfolio turnover rate for the Fund for the fiscal year ended June 30, 1999 is shown on the Financial Highlights. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

Investment Practices

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Fund as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the listing is a more complete discussion of risk.

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.

Treasury Receipts: TRS, TIGRs, and CATS.

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. Government. These include Ginnie Mae, Fannie Mae, and Freddie Mac.

Certificates of Deposit: Negotiable instruments with a stated maturity.

Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

Common Stock: Shares of ownership of a company.

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.

Reverse Repurchase Agreement: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.

Securities Lending: The lending of up to 33-1/3% of the Fund's total assets. In return the Fund will receive cash, other securities, and/or letters of credit as collateral.

When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.

Investment Company Securities: Shares of other mutual funds, including One Group money market funds and shares of other money market funds for which Banc One Investment Advisors serves as investment advisor or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor.

Convertible Securities: Bonds or preferred stock that convert to common stock.

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. The Funds will sell only covered call and secured put options.

Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.

Real Estate Investment Trusts ("REITs"): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.

Bankers' Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

Foreign Securities: Stocks issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities. Includes American Depositary Receipts and Global Depositary Receipts, and American Depositary Securities.

Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.

Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

Swaps, Caps and Floors: A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.

New Financial Products: New options and futures contracts and other financial products continue to be developed and the Funds may invest in such options, contracts and products.

Index Shares: Ownership interests in unit investment trusts and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular index such as Standard & Poor's Depositary Receipts ("SPDRs") and Nasdaq 100's. The Equity Index Fund invests only in SPDRs.

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risk than others.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Management Risk. The risk that a strategy used by the Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also my affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Pre-Payment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, the Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, the Fund may fall to recover any premium paid, resulting in an unexpected capital loss.

Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a mortgage lender has when a borrower defaults on mortgage loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

Who is the Management of the One Group Mid Cap Value Fund?

The Fund is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 71021, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 1999, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $126 billion in assets.

The Fund is managed by a team of Fund managers, research analysts and other investment management professionals. For the Fund, each team member makes recommendations about the securities in the Fund. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings and cash positions.

The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., markets the Funds and distributes shares through selling brokers, financial institutions, investment advisors, and other financial representatives. The One Group Services Company also serves as the Fund's administrator. The One Group Services Company is responsible for responding to shareholder inquiries and requests for information, as well as providing regulatory compliance and reporting. For these services, The One Group Services Company receives a fee based on the total assets of The One Group. For the first $1.5 billion in One Group assets, The One Group Services Company receives an annual fee of .20% of the Fund's average daily net assets. The annual rate declines to .18% on assets up to $2 billion, and to .16% when assets exceed $2 billion. The fee is calculated daily and paid monthly. Banc One Investment Advisors, the Sub-Administrator, provides office space, equipment, and facilities, as well as legal and regulatory support.

Year 2000 Readiness Disclosure. The services provided to One Group by Banc One Investment Advisors and other service providers (including foreign subcustodians and depositories) are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Issue"). The failure to make this distinction could have a negative implication on handling securities, trades, pricing and account services. Banc One Investment Advisors and One Group's other service providers have taken steps that each believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems they use. The Fund has no reason to believe these steps will not be sufficient to avoid any material adverse impact on One Group, although there can be no assurances. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to Banc One Investment Advisors and One Group's other service providers at this time but could have a material adverse impact on the operations of One Group, Banc One Investment Advisors, The One Group Services Company and One Group's other service providers.

In addition, companies in which the Fund invests may experience Year 2000 problems. Foreign issuers, especially those in emerging markets, may be more susceptible to such problems than U.S. issuers. These problems could negatively affect the value of the issuer's securities, which in turn could impact the Fund's performance.

Determination of Net Asset Value. Shares are sold at net asset value ("NAV") plus a sales charge, if any. Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses. NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class. The Fund's NAV changes every day. NAV is calculated each business day following the close of the New York Stock Exchange (the "NYSE") at 4:00 p.m. ET. On occasion, the NYSE will close before 4 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

Dividends, Distributions and Taxes. The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes. State and local tax consequences on an investment in the Fund may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

Dividends and Dividend Reinvestment. The Fund generally declares dividends on the last business day of each quarter. Dividends are distributed on the first business day of the next month after they are declared. Capital gains, if any, for the Fund is distributed at least annually.

The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

You automatically will receive all income dividends and capital gain distributions in additional shares of the Fund, unless you have elected to take such payment in cash. The price of the shares is the net asset value determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You may also call The One Group Services Company at 1-800-480-4111 to make this change.

Taxation of Distributions. The Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) on at least an annual basis. Dividends you receive from the Fund, whether reinvested or received in cash, will be taxable to you. Dividends from the Fund's net investment income will be taxable as ordinary income and dividends from the Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous December.

Tax Status of the Fund. intends to qualify as a "regulated investment company" for Federal income tax purposes. If the Fund qualifies, as it has in the past, it will pay no federal income tax on the earnings it distributes to shareholders.

What are Some Additional Considerations for Investors?

Investors should be aware of certain other considerations before making a decision to invest in the Trust described herein.

The Fund has agreed to waive any sales charge on shares sold to the Trust. Furthermore, First Trust Advisors L.P. has agreed to waive its usual fee for acting as Evaluator of the Trust's portfolio with respect to that portion of the portfolio comprised of Fund shares, since information with respect to the price of the Fund's shares is readily available to it. In addition, the Indenture requires the Trustee to vote all shares of the Fund held in the Trust in the same manner and ratio on all proposals as the vote of owners of Fund shares not held by the Trust.

The value of the Fund's shares, like the value of the Treasury Obligations, will fluctuate over the life of the Trust and may be more or less than the price at which they were deposited in the Trust. The Fund's shares may appreciate or depreciate in value (or pay dividends or other distributions) depending on the full range of economic and market influences affecting the securities in which it is invested and the success of the Fund's Adviser in anticipating or taking advantage of such opportunities as they may occur. However, the Sponsor believes that, upon termination of the Trust, even if the Fund shares deposited in the Trust are worthless, an event which the Sponsor considers highly unlikely, the Treasury Obligations will provide sufficient principal to at least equal $11.00 per Unit (which is equal to the per Unit value upon maturity of the Treasury Obligations). This feature of the Trust provides Unit holders who purchase Units at a Public Offering Price of $11.00 or less with principal protection, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $11.00 per Unit, this feature may also provide a potential for capital appreciation.

Unless a Unit holder purchases Units of the Trust on a date when the value of the Units is $11.00 or less, total distributions, including distributions made upon termination of the Trust, may be less than the amount paid for a Unit.

The Sponsor, Adviser, Underwriter, Fund and the Trustee shall not be liable in any way for any default, failure or defect in any Security.

The Trust consists of the Securities listed under "Portfolio" in Part One as may continue to be held from time to time in the Trust and any additional Securities acquired and held by the Trust pursuant to the provisions of the Indenture.

The Trustee will have no power to vary the investments of the Trust, i.e., the Trustee will have no managerial power to take advantage of market variations to improve a Unit holder's investment but may dispose of Securities only under limited circumstances. See "How May Securities be Removed from the Trust?" Of course, the portfolio of the Fund will be changing as the Adviser attempts to achieve the Fund's objective.

Like other investment companies, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Sponsor, Evaluator, Portfolio Supervisor or Trustee or other service providers to the Trust do not properly process and calculate date-related information and data involving dates of January 1, 2000 and thereafter. The Sponsor, Evaluator, Portfolio Supervisor and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

The Year 2000 Issue is expected to impact corporations, which may include issuers of the equity securities contained in the Fund, to varying degrees based upon various factors, including, but not limited to, their industry sector and degree of technological sophistication. The Sponsor is unable to predict what impact, if any, the Year 2000 Issue will have on issuers of the Securities contained in the Fund.

To the best of the Sponsor's knowledge, there is no litigation pending as of the date of this Part Two Prospectus with respect to any Security which might reasonably be expected to have a material adverse effect on the Trust. At any time after the date of this Part Two Prospectus, litigation may be instituted on a variety of grounds with respect to the Securities. The Sponsor is unable to predict whether any such litigation will be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust.

Legislation. From time to time Congress considers proposals to reduce the rate of the dividends-received deductions. Enactment into law of a proposal to reduce the rate would adversely affect the after-tax return to investors who can take advantage of the deduction. Unit holders are urged to consult their own tax advisors. Further, at any time after the Initial Date of Deposit, legislation may be enacted that could negatively affect the Securities in the Fund or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Fund. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the Securities to achieve their business goals.

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Units are offered at the Public Offering Price. The Public Offering Price is based on the aggregate bid side evaluation of the Treasury Obligations and the net asset value of the Fund shares in the Trust, plus or minus cash, if any, in the Capital and Income Accounts held or owned by the Trust, plus a maximum sales charge of 4.5% of the Public Offering Price (equivalent to 4.712% of the net amount invested) divided by the number of outstanding Units of the Trust.

The minimum purchase in the Trust is $1,000. The applicable sales charge is reduced by a discount as indicated below for volume purchases (except for sales made pursuant to a "wrap fee account" or similar arrangements as set forth below):

                                           Percent of      Percent of
                                           Offering        Net Amount
Dollar Amount of Trade                     Price           Invested
______________________                     __________      __________
$   100,000 but less than $250,000         1.00%           1.0101%
$   250,000 but less than $500,000         1.50%           1.5228%
$   500,000 but less than $1,000,000       2.00%           2.0408%
$1,000,000 or more                         3.00%           3.0928%

Any such reduced sales charge shall be the responsibility of the selling broker/dealer, bank or other selling agent. The reduced sales charge structure will apply on all purchases of Units in the Trust by the same person on any one day from any one broker/dealer, bank or other selling agent. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for the purposes of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. The purchaser must inform the broker/dealer, bank or other selling agent of any such combined purchase prior to the sale in order to obtain the indicated discount. With respect to the employees, officers and directors (including their immediate families and trustees, custodians or a fiduciary for the benefit of such person) of the Sponsor, broker/dealers, banks or other selling agents and their affiliates, the sales charge is reduced by 2.0% of the Public Offering Price for purchases of Units during the secondary offering period.

Units may be purchased at the Public Offering Price less the concession the Sponsor typically allows to dealers and other selling agents for purchases (see "Public Offering-How are Units Distributed?") by investors who purchase Units through registered investment advisers, certified financial planners or registered broker/dealers who in each case either charge periodic fees for financial planning, investment advisory or asset-management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed.

The Public Offering Price of Units on the date of this Part Two Prospectus may vary from the amount stated under "Summary of Essential Information" in Part One in accordance with fluctuations in the prices of the underlying Securities. The aggregate value of the Units of the Trust shall be determined (a) on the basis of the bid prices of the Treasury Obligations and the net asset value of the Fund shares therein plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust, (b) if bid prices are not available for the Treasury Obligations, on the basis of offering prices for comparable securities, (c) by determining the value of the Treasury Obligations on the bid side of the market by appraisal, or (d) by any combination of the above.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. A person will become owner of the Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Units so ordered will be made three business days following such order or shortly thereafter. See "Rights of Unit Holders-How May Units be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

Units repurchased in the secondary market may be offered by this Part Two Prospectus at the Public Offering Price determined in the manner described above.

It is the intention of the Sponsor to qualify Units of the Trust for sale in a number of states. Sales will be made to broker/dealers, banks and other selling agents at prices which represent a concession or agency commission of 3.5% of the Public Offering Price. However, resales of Units of the Trust by such dealers and others to the public will be made at the Public Offering Price described in this Prospectus. The Sponsor reserves the right to change the amount of the concession or agency commission from time to time. Certain commercial banks and their brokerage affiliates are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks or their brokerage affiliates in the amounts indicated above. Under the Glass-Steagall Act, banks and their affiliates may be prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law.

From time to time the Sponsor may implement programs under which dealers of the Trust may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of a dealer may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such dealer that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trust. These programs will not change the price Unit holders pay for their Units or the amount that the Trust will receive from the Units sold.

The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trust and returns over specified periods on other similar Trusts sponsored by Nike Securities L.P. with returns on other taxable investments such as corporate or U.S.

Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trust are described more fully elsewhere in this Prospectus.

Trust performance may be compared to performance on a total return basis with the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, the Morgan Stanley World Index or other global indices, or performance data from Lipper Analytical Services, Inc. and Morningstar Publications, Inc. or from publications such as Money, The New York Times, U.S. News and World Report, BusinessWeek, Forbes or Fortune. As with other performance data, performance comparisons should not be considered representative of the Trust's relative performance for any future period.

What are the Sponsor's Profits?

In maintaining a market for the Units, the Sponsor or Underwriters will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes a sales charge of 4.5%) or redeemed. The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor or Underwriters.

Will There be a Secondary Market?

After the initial offering period, although not obligated to do so, the Sponsor intends to, and the Underwriters may, maintain a market for the Units and continuously to offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Treasury Obligations in the portfolio of the Trust and the net asset value of the Fund shares in the Trust plus or minus cash, if any, in the Capital and Income Accounts of the Trust. All expenses incurred in maintaining a secondary market, other than the fees of the Evaluator, the supervisory and audit expenses, the costs of the Trustee in transferring and recording the ownership of Units and costs incurred in annually updating the Trust's registration statement, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. IF A UNIT HOLDER WISHES TO DISPOSE OF HIS OR HER UNITS, HE OR SHE SHOULD INQUIRE OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE.

                         RIGHTS OF UNIT HOLDERS

How is Evidence of Ownership Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made three business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his or her name appears on the face of the certificate with signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification.

Unit holders may elect to hold their Units in uncertificated form. The Trustee will maintain an account for each such Unit holder and will credit each such account with the number of Units purchased by that Unit holder. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send to the registered owner of Units a written initial transaction statement containing a description of the Trust; the number of Units issued or transferred; the name, address and taxpayer identification number, if any, of the new registered owner; a notation of any liens and restrictions of the issuer and any adverse claims to which such Units are or may be subject or a statement that there are no such liens, restrictions or adverse claims; and the date the transfer was registered. Uncertificated Units are transferable through the same procedures applicable to Units evidenced by certificates (described above), except that no certificate need be presented to the Trustee and no certificate will be issued upon the transfer unless requested by the Unit holder. A Unit holder may at any time request the Trustee to issue certificates for Units.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Income and Capital Distributed?

The Trustee will distribute any net income (other than accreted interest) received with respect to any of the Securities in the Trust on or about the Distribution Dates to Unit holders of record on the preceding Record Date. See "Summary of Essential Information" in Part One. Proceeds received from rebated Rule 12b-1 fees, if any, or on the sale of any Securities in the Trust, to the extent not used to meet redemptions of Units or pay expenses, will be distributed at least annually on each Distribution Date to Unit holders of record on the preceding Record Date. Income with respect to the original issue discount on the Treasury Obligations in the Trust, will not be distributed currently, although Unit holders will be subject to Federal income tax as if a distribution had occurred. See "What is the Federal Tax Status of Unit Holders?"

The Income Distribution Record Date and Income Distribution Date were established so as to occur shortly after the record date and the payment dates of the Fund. The Fund normally pays dividends on its net investment income quarterly. Net realized capital gains, if any, will be distributed at least annually.

Within a reasonable time after the Trust is terminated, each Unit holder will, upon surrender of his or her Units for redemption, receive: (i) the number of shares of the Fund attributable to his or her Units, which will be distributed "in-kind" directly to his or her account, rather than redeemed, (ii) a pro rata share of the amounts realized upon the disposition of the Treasury Obligations and (iii) a pro rata share of any other assets of the Trust, less expenses of the Trust, subject to the limitation that Treasury Obligations may not be sold to pay for Trust expenses. Not less than 60 days prior to the termination of the Trust, Unit holders will be offered the option of having the proceeds from the disposition of the Treasury Obligations in the Trust invested on the date such proceeds become available to the Trust, in additional shares of the Fund at net asset value. Such shares will not be subject to a sales charge or a contingent deferred sales load but such shares will incur Rule 12b-1 fees, if any, as do all other shares held directly by investors in the Fund. Unless a Unit holder indicates that he or she wishes to reinvest such amounts, they will be paid in cash, as indicated above. A Unit holder may, of course, at any time after the Fund shares are distributed to his or her account, instruct the Fund to redeem all or a portion of the shares in his or her account. Shares of the Fund, as more fully described in its prospectus, will be redeemed at the then current net asset value. If within 180 days after the termination of the Trust a registered owner of Units has not surrendered the Units, the Trustee shall liquidate the shares of the Fund held for such Unit holder and hold the funds to which such Unit holder is entitled until such Units are surrendered.

The Trustee will credit to the Income Account of the Trust any dividends, distributions or rebated Rule 12b-1 fees, if any, received on the Fund shares therein. All other receipts (e.g., return of principal, etc.) are credited to the Capital Account of the Trust.

The Trustee may establish reserves (the "Reserve Account") within the Trust for state and local taxes, if any, and any governmental charges payable out of the Trust.

How Can Distributions to Unit Holders be Reinvested?

Each Unit holder of the Trust will have distributions of principal or income automatically invested in Fund shares (if Fund shares are registered in the Unit holder's state of residence) deposited at such share's net asset value next computed, unless he or she indicates at the time of purchase, or subsequently notifies the Trustee in writing, that he or she wishes to receive cash payments. Shares of the Fund obtained through reinvestment will not be subject to a sales charge, although such shares will incur Rule 12b-1 fees, if any, as do all other shares held directly by investors in the Fund. Reinvestment by the Trust in Fund shares will normally be made as of the distribution date of the Trust after the Trustee deducts therefrom the expenses of the Trust.

Additional information with respect to the investment objective and policies of the Fund is contained in its Additional Statement (which is hereby incorporated by reference), which can be obtained by calling 1-800-480-4111.

Unit holders who are receiving distributions in cash may elect to participate in the automatic reinvestment feature by filing with the Trustee an election to have such distributions reinvested without a sales charge. Such election must be received by the Trustee at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remain in effect until a subsequent notice is received by the Trustee.

Exchange Privilege. Shares of the Fund held in a Unit holder's reinvestment account may be exchanged generally at net asset value. You may exchange Class A shares of the Fund for Class I of the Fund or for Class A or Class I shares of another One Group Fund without paying any additional sales charge. See "Exchanging Fund Shares" in the Fund's prospectus for additional information regarding the exchange procedure. THE EXCHANGE PRIVILEGE DOES NOT APPLY TO THE ONE GROUP MID CAP VALUE FUND SHARES IN THE TRUST'S PORTFOLIO, ONLY TO THOSE HELD IN A UNIT HOLDER'S REINVESTMENT ACCOUNT.

General Information on Exchanges. You must have received a current prospectus of the Fund into which you wish to move your investment before the exchange will be effected. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received by State Street Bank and Trust Company ("State Street"). If an Exchange Request in good order is received by State Street by 4:00 p.m. eastern time, on any Business Day, the exchange will occur on that day. The exchange privilege may be exercised only in those states where the class or shares of the "new" fund may legally be sold.

Customers who beneficially own shares held of record by a financial institution should contact that institution if they wish to exchange shares. The institution will contact State Street and effect the exchange on behalf of the Customer.

One Group does not charge a fee for this service. One Group reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' written notice.

What Reports Will Unit Holders Receive?

The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of income, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of the Trust the following information in reasonable detail: (1) a summary of transactions in the Trust for such year; (2) any Securities sold during the year and the Securities held at the end of such year by the Trust;
(3) the redemption price per Unit based upon a computation thereof on the 31st day of December of such year (or the last business day prior thereto); and (4) amounts of income and capital gains distributed during such year.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his or her Units by tender to the Trustee at its unit investment trust office in the City of New York of the certificates representing the Units to be redeemed, or in the case of uncertificated Units, delivery of a request for redemption, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the redemption price per Unit next computed after receipt by the Trustee of such tender of Units. The day of tender is deemed to be the date on which Units are received by the

Trustee (if such day is a day on which the New York Stock Exchange is open for trading), except that as regards Units received after 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time), the date of tender is the next day on which the NYSE is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unit holder's tax identification number in the manner required by such regulations. For further information regarding this withholding, see "Rights of Unit Holders-How are Income and Capital Distributed?" In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

Any amounts paid on redemption representing income shall be withdrawn from the Income Account of the Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Capital Account of the Trust.

The Trustee is empowered to sell Securities of the Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Shares of the Fund will be sold to meet redemptions of Units before Treasury Obligations, although Treasury Obligations may be sold if the Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of the Trust at least equal to $11.00 per Unit.

The redemption price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Treasury Obligations and the net asset value of the Fund shares in the Trust, plus or minus cash, if any, in the Capital and Income Accounts of the Trust. The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee by adding: (1) the cash on hand in the Trust other than cash deposited in the Trust to purchase Securities not applied to the purchase of such Securities; (2) the aggregate value of the Securities (including "when issued" contracts, if any) held in the Trust, as determined by the Evaluator on the basis of bid prices of the Treasury Obligations and the net asset value of the Fund shares next computed; and (3) dividends or other distributions receivable on Fund shares trading ex-dividend as of the date of computation and amounts accrued, if any, for rebated Rule 12b-1 fees; and deducting therefrom:
(1) amounts representing any applicable taxes or governmental charges payable out of the Trust; (2) an amount representing estimated accrued expenses of the Trust, including but not limited to fees and expenses of the Trustee (including legal and auditing fees), the Evaluator, the Supervisor and counsel fees, if any; (3) cash held for distribution to Unit holders of record of the Trust as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the Trust; and finally dividing the results of such computation by the number of Units of the Trust outstanding as of the date thereof.

The right of redemption may be suspended and payment postponed for any period during which the NYSE is closed (other than for customary weekend and holiday closings) or during which the SEC determines that trading on the NYSE is restricted or any emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the SEC may by order permit. Under certain extreme circumstances, the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 1:00 p.m. Eastern time on the same business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. In the event the Sponsor does not purchase Units, the Trustee may sell Units tendered for redemption in the over-the-counter market, if any, as long as the amount to be received by the Unit holder is equal to the amount he or she would have received on redemption of the Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Securities be Removed from the Trust?

The portfolio of the Trust is not "managed" by the Sponsor or the Trustee; their activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may (but need not) direct the Trustee to dispose of a Security in the unlikely event that an issuer of a Security defaults in the payment of dividends or interest or there exist certain other materially adverse conditions described in the Indenture.

The Trustee may also sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses; provided, however, that in the case of Securities sold to meet redemption requests, Treasury Obligations may only be sold if the Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of the Trust at least equal to $11.00 per Unit. Treasury Obligations may not be sold to meet Trust expenses.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined Series, the FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust introduced the first insured unit investment trust in 1974 and to date more than $50 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 1998, the total partners' capital of Nike Securities L.P. was $18,506,548 (audited). This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any other Underwriter. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.

Who is the Trustee?

The Trustee is The Chase Manhattan Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th floor, New York, New York 10004-2413. Unit holders who have questions regarding the Trust may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the Securities. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit
Holders."

The Trustee and any successor Trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor Trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of the Trustee no successor has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee.

Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the SEC, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture Be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is
(1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee).

The Indenture provides that the Trust shall terminate upon the maturity, redemption or other disposition of the last of the Treasury Obligations held in the Trust but in no event beyond the Mandatory Termination Date indicated herein under "Summary of Essential Information" in Part One. The Trust may be liquidated at any time by consent of 100% of the Unit holders of the Trust or by the Trustee in the event that Units of the Trust not yet sold aggregating more than 60% of the Units of the Trust are tendered for redemption by the Underwriters, including the Sponsor. If the Trust is liquidated because of the redemption of unsold Units of the Trust by the Underwriter, the Sponsor will refund to each purchaser of Units of the Trust the entire sales charge paid by such purchaser. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of the Trust. Within a reasonable period after termination, the Trustee will follow the procedures set forth under "How are Income and Principal Distributed?"

Legal Opinions

The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn will act as counsel for the Trustee and as special New York tax counsel for the Trust.

Experts

The statement of net assets, including the Portfolio of the Trust appearing in Part One of this Prospectus and Registration Statement has been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere therein and in the Registration Statement, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

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Page 27


CONTENTS:

The First Trust Special Situations Trust
The Marquis Value Equity & Treasury Securities Trust Series:
What is Marquis Value Equity & Treasury
   Securities Trust?                                      3
What are the Expenses and Charges?                        3
What is the Federal Tax Status of Unit Holders?           5
Why are Investments in the Trust Suitable for
   Retirement Plans?                                      8
Portfolio:
   What are Treasury Obligations?                         9
   What is the One Group Mid Cap Value Fund?              9
   Fees and Expenses                                     10
   Financial Highlights                                  12
   Investment Policies                                   12
   Temporary Defensive Positions                         13
   Portfolio Turnover                                    13
   Investment Practices                                  13
   Investment Risks                                      14
Who is the Management of the One Group
   Mid Cap Value Fund?                                   15
What are Some Additional Considerations
   for Investors?                                        17
Public Offering:
   How is the Public Offering Price Determined?          18
   How are Units Distributed?                            19
   What are the Sponsor's Profits?                       20
   Will There be a Secondary Market?                     20
Rights of Unit Holders:
   How is Evidence of Ownership Issued
      and Transferred?                                   20
   How are Income and Capital Distributed?               21
   How Can Distributions to Unit Holders  be Reinvested? 21
   What Reports will Unit Holders Receive?               22
   How May Units be Redeemed?                            22
   How May Units be Purchased by the Sponsor?            23
   How May Equity Securities be Removed
      from the Trust?                                    24
Information as to Sponsor, Trustee and Evaluator:
   Who is the Sponsor?                                   24
   Who is the Trustee?                                   24
   Limitations on Liabilities of Sponsor and Trustee     25
   Who is the Evaluator?                                 25
Other Information:
   How May the Indenture be Amended or Terminated?       25
   Legal Opinions                                        26
   Experts                                               26

                        ___________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                   FIRST TRUST (registered trademark)

            MARQUIS VALUE EQUITY & TREASURY SECURITIES TRUST
                                 SERIES

                             The First Trust
                         Special Situations Trust

                               Prospectus
                                Part Two
                            November 30, 1999

                   First Trust (registered trademark)

                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois  60532
                             1-630-241-4141

                                Trustee:

                        The Chase Manhattan Bank

                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                             1-800-682-7520

                           THIS PART TWO MUST BE
                          ACCOMPANIED BY PART ONE.

                        PLEASE RETAIN THIS PROSPECTUS
                           FOR FUTURE REFERENCE

Page 28



              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors

                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 120 MARQUIS VALUE EQUITY & TREASURY SECURITIES TRUST, SERIES 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on November 30, 1999.

                     THE FIRST TRUST SPECIAL SITUATIONS TRUST,
                       SERIES 120
                     MARQUIS VALUE EQUITY & TREASURY SECURITIES
                       TRUST, SERIES 1
                                    (Registrant)
                     ByNIKE SECURITIES L.P.
                                    (Depositor)


                     ByRobert M. Porcellino
                      Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title                      Date

David J. Allen        Sole Director of    )
                      Nike Securities     )
                        Corporation,      )    November 30, 1999
                    the General Partner   )
                  of Nike Securities L.P. )
                                          )
                                          )  Robert M. Porcellino
                                          )    Attorney-in-Fact**


* The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Combined Series 258 (File No. 33-63483) and the same is hereby incorporated herein by this reference.

                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 5, 1999 in this Post-Effective Amendment to the Registration Statement and related Prospectus of The First Trust Special Situations Trust dated November 24, 1999.



                                        ERNST & YOUNG LLP





Chicago, Illinois
November 23, 1999